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                                                                  Exhibit 10.50

                  AMENDMENT NO. 1 TO THE STOCK PURCHASE
               AGREEMENT DATED AS OF JULY 30, 1996, AMONG THE
                    GRAND UNION COMPANY, TREFOIL CAPITAL
                INVESTORS II, L.P., AND GE INVESTMENT PRIVATE
                 PLACEMENT PARTNERS II, A LIMITED PARTNERSHIP

     Amendment (this "Amendment"), dated as of March 20, 1997, to the Stock Purchase Agreement (the "July Stock Purchase Agreement"), dated as of July 30, 1996, among each of (i) The Grand Union Company, a Delaware corporation (the "Company"), and (ii) Trefoil Capital Investors II, L.P., a Delaware limited partnership ("Trefoil"), and GE Investment Private Placement Partners II, a Limited Partnership, a Delaware limited partnership ("GEI") (each, a "Purchaser" and, collectively, the "Purchasers"). Capitalized terms used herein without definitions shall have the meanings given them in the July Stock Purchase Agreement.

     WHEREAS, the Company has entered into a Stock Purchase Agreement, dated as of February 25, 1997, as amended as of the date hereof (the "Stangeland Stock Purchase Agreement"), between the Company and Roger Stangeland ("Stangeland") and the parties hereto have entered into a Stockholder Agreement (the "Stangeland Stockholder Agreement"), dated as of February 25, 1997, among Trefoil, GEI, Stangeland, and the Company;

     WHEREAS, the Purchasers desire to amend the July Stock Purchase Agreement for the purpose of permitting and facilitating the transactions contemplated by the Stangeland Stock Purchase Agreement and the Stangeland Stockholder Agreement;

     NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

     Section 1. Amendment. The July Stock Purchase Agreement is hereby amended to add a new ARTICLE 9 - CONSENT AND WAIVER, to read in full as follows:

                     "ARTICLE 9 - CONSENT AND WAIVER

     Section 9.1.  February Transaction Documents.

     (a) Notwithstanding anything else herein to the contrary, the Purchasers hereby authorize, approve and consent to the issuance and sale by the Company to Roger Stangeland ("Stangeland") of 60,000 shares of the Preferred Stock (the "Stangeland Shares"), on the terms and subject to the conditions contained in the Stock Purchase Agreement, dated as of February 25, 1997, as amended as of March __, 1997 (the "Stangeland Stock Purchase Agreement"), between the Company and Stangeland and the Stockholder Agreement (the "Stangeland Stockholder Agreement" and collectively with the Stangeland Stock Purchase Agreement, the "February Transaction Documents"), dated as of February 25, 1997, between Trefoil, GEI, Stangeland, and the Company, and the issuance of additional shares of the Preferred Stock, or common stock of the Company, as dividends on outstanding shares of the Preferred Stock, as

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provided in the Certificate of Designation filed with the Secretary of State of the State of Delaware on September 5, 1996, setting forth the terms of the Preferred Stock.

     (b) The Company shall issue and sell the Stangeland Shares as set forth in the preceding paragraph. The Purchasers hereby acknowledge and agree that the issuance and sale of the Stangeland Shares is made by the Company pursuant to and in accordance with this Agreement, as amended.

     (c) The issuance and sale of the Stangeland Shares shall be in addition to, and not in lieu of, the shares of Preferred Stock to be purchased by the Purchasers hereunder. Except as specifically set forth in this Amendment, Stangeland shall not be deemed to be a beneficiary of this Agreement in any respect, or a successor to, assignee of, or otherwise entitled to enforce any of the rights or obligations of any of the parties to this Agreement."

     Section 2.     Miscellaneous.

          (a) Notices. Any notice under or relating to this Amendment shall be given in writing and shall be deemed sufficiently given when delivered by hand or by conformed facsimile transmission, on the second business day after a writing is consigned (freight prepaid) to a commercial overnight courier, and on the fifth business day after a writing is deposited in the mail, postage and other charges prepaid, addressed as follows:

     Trefoil II:         4444 Lakeside Drive
                         Burbank, California  91505
                         Attention:  Mr. Geoffrey T. Moore
                         Telecopy: (818) 842-3142

     with a copy to:     Fried, Frank, Harris, Shriver & Jacobson
                         350 South Grand Avenue
                         Los Angeles, California 90071
                         Attention:  David K. Robbins, Esq.
                         Telecopy:  (213) 473-2222

     GEIPPPII:           GE Investment Management Incorporated
                         3003 Summer Street
                         Stamford, Connecticut  06904
                         Attention:  Michael Pastore, Esq.
                         Telecopy: (203) 326-4177

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     with a copy to:     Dewey Ballantine
                         1301 Avenue of the Americas
                         New York, New York 10019
                         Attention:  William J. Phillips, Esq.
                         Telecopy:  (212) 259-6333

     the Company:        Chief Executive Officer
                         The Grand Union Company
                         201 Willowbrook Boulevard
                         Wayne, NJ  07470-0966
                         Attention:  Joseph J. McCaig
                         Telecopy:  (201) 890-6012

     with a copy to:     General Counsel
                         The Grand Union Company
                         201 Willowbrook Boulevard
                         Wayne, New Jersey  07470-0966
                         Attention:  John W. Schroeder, Esq.
                         Telecopy: (201) 890-6012

                         and

                         Ropes & Gray
                         One International Place
                         Boston, MA 02110
                         Attention:  Winthrop G. Minot, Esq.
                         Telecopy: (617) 951-7050

                         and

                         Fried, Frank, Harris, Shriver & Jacobson
                         350 South Grand Avenue
                         Los Angeles, California 90071
                         Attention:  David K. Robbins, Esq.
                         Telecopy:  (213) 473-2222

or to such other address or facsimile number as either party may, from time to time, designate in a written notice given in like manner.

          (b) Binding Effect. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, and personal representatives.

          (c) Modification. This Amendment may only be modified by a written instrument duly executed by each party hereto.

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          (d)  Waiver.  Any waiver by either party of a breach of any provision of this Amendment shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Amendment. Any waiver of any provision of this Amendment must be in writing.

          (e) Headings. The headings to the sections of this Amendment are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Amendment.

          (f) Separability. If any provision of this Amendment is invalid, illegal or unenforceable, the balance of this Amendment shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

          (g) Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (h) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be fully performed within the State of New York.

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          IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

                            TREFOIL CAPITAL INVESTORS II, L.P.
                            By:  Trefoil Investors II, Inc.
                            its general partner

                            By:  /s/ Robert G. Moskowitz
                            --------------------------------
                            Name:     Robert G. Moskowitz
                            Title:    Vice President

                            GE INVESTMENT PRIVATE PLACEMENT
                            PARTNERS II, A LIMITED PARTNERSHIP
                            By:  GE Investment Management Incorporated

                            By:  /s/ Michael M. Pastore
                            ---------------------------------
                            Name:     Michael M. Pastore
                            Title:    Vice President

                            THE GRAND UNION COMPANY

                            By:  /s/ Joseph J. McCaig
                            ---------------------------------
                            Name:     Joseph J. McCaig
                            Title:    President and Chief Executive
                                      Officer

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